Exhibit 99.1

JP Morgan January 2019

Disclaimer The statements in this presentation may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements, among other things relate to the future operations, opportunities or financial performance of Zynerba Pharmaceuticals, Inc. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from the Company’s current expectations. These and other risks are described in our filings with the Securities and Exchange Commission, available at www.sec.gov. Any forward-looking statements that the Company makes in this presentation speak only as of the date of this PRESENTATION. The Company assumes no obligation to update forward-looking statements whether as a result of new information, future events or otherwise, after the date of this presentation. 2 © 2019 Zynerba Pharmaceuticals, Inc. All rights reserved. Zynerba is a trademark of Zynerba Pharmaceuticals, Inc. All other trademarks and registered trademarks are property of their respective owners. trademarks are property of their respective owners.

Zynerba Pharmaceuticals (NASDAQ: ZYNE) 3 Development efforts focused in rare and near rare neuropsych disorders Deep pipeline focused on high unmet medical needs; translating into multi-billion dollar market opportunity Four clinical shots on goal: FXS, DEE, ASD, 22q Opportunities for efficient development and commercialization strategy Experienced team; proven development and commercialization track record in transdermal delivery, orphan diseases, neurology, psychiatry Well capitalized with cash runway expected into the second half of 2020 Multiple expected near term milestones A Rare/Near-Rare Neuropsychiatric Company

Deep Clinical Pipeline 4 *Orphan Drug Designation Ongoing Planned 2019 Milestones Top line CONNECT-FX data: 2H2019 Additional long term data from FAB-C: 2019 Initiate Phase 2 open label study: 1H2019 Initiate Phase 2 open label study: 1H2019 Top line BELIEVE 1 data: 3Q2019 Assess other neuropsychiatric conditions: 2019

Neuropsych Indications Differentiated Formulation delivers CBD through the epidermis and into the circulatory system ZYN002 Cannabidiol (CBD) Gel 5 Unique MOA First & only patent-protected, permeation-enhanced, pharmaceutically- produced CBD gel Transdermal CBD binds multiple receptors and mediates numerous pathways, including the endocannabinoid pathway Potential utility in rare / near-rare neuropsychiatric conditions Orphan Drug designation in FXS

Fragile X Syndrome (FXS) 6

Fragile X Syndrome (FXS) Overview 7 Rare genetic developmental disability Leading known cause of both inherited intellectual disability and autism spectrum disorder Symptoms linked to deficiencies in the endocannabinoid (EC) system ECs form system of neurotransmitters regulating emotional responses, behavioral reactivity to context, social interaction FMR1 mutation causes dysregulation of the EC system Results in core cognitive, social, and behavioral symptoms of FXS Affects ~71K people in U.S. No approved drugs indicated for FXS

Fragile X Clinical Program 8 Recent ZYN002 Development Progress Presented 12-month FAB-C open label Phase 2 data at American College of Neuropsychopharmacology meeting (ACNP; Dec. 2018) Statistical improvement from baseline in FXS phenotypic behaviors including social avoidance, anxiety, and irritability Three month improvements sustained through 12 months of treatment Excellent tolerability profile Enrollment ongoing in CONNECT FX: a pivotal trial in pediatric and adolescent patients with FXS Initiated July 2018 Top line results expected in 2H2019

Day 1 to Week 6 Week 7 to 12 Up to 24 months FAB-C Open Label Phase 2 Trial Design 9 Treatment of Fragile X Syndrome Anxiety and Behavioral Challenges with CBD Titration Maintenance Screening Open label extension Dosing initiated at CBD 50 mg daily; may be titrated up to 250 mg daily Doses of CBD 50 mg, 100 mg, or 250 mg daily 20 patients enrolled Patients continue on maintenance dose Physician can titrate up or down 18 Patients Completed 12 Weeks 13 patients rolled over; 11 ongoing* Period 1: COMPLETE Period 2 *As of November 2018

FAB-C Open Label Phase 2 10 Baseline: 18.2 Baseline: 14.5 Baseline: 8.7 Baseline: 5.1 Baseline: 7.9 Baseline: 6.1 41.8% 52.9% 54.9% 32.4% 59.5% 42.6% P=0.0005 P=0.0096 P=0.0034 P=0.0018 P=0.0006 P=0.0237 Mean % Improvement from Baseline Month Three: ABC-CFXS Mean Score Percent Improvement in Behavioral Symptoms of FXS 0 10 20 30 40 50 60 70 Social Avoidance Irritability Socially Unresponsive / Lethargic Inappropriate Speech Stereotypy Hyperactivity Month 3 (n=18)

FAB-C ABC-CFXS Subscales 11 Month Three: Percent Improvement vs. 3rd Party Data* Socially Unresponsive / Lethargic Does not pay attention Inappropriate Speech Repeats words / phrases Stereotypy Repetitive movements Hyperactivity Disrupts group activities Social Avoidance Seeks isolation Irritability Temper tantrums Baseline: 18.2 Baseline: 18.9 Baseline: 14.5 Baseline: 13.9 Baseline: 8.7 Baseline: 6.6 Baseline: 5.1 Baseline: 3.5 Baseline: 7.9 Baseline: 7.4 Baseline: 6.1 Baseline: 6.0 3.1 19.6 13.9 6.9 7.1 6.3 41.8% 17.9% 16.9% 32.4% 11.5% 18.7% 52.9% 17.4% 15.2% 54.9% 9.7% 31.4% 59.5% 9.9% 23.0% 42.6% 15.9% 15.0% * Ligsay, A., Van Dijck, A., Nguyen, D. V., Lozano, R., Chen, Y., Bickel, E. S., et al. (2017). A randomized double-blind, placebo-controlled trial of ganaxolone in children and adolescents with fragile x syndrome. Journal of Neurodevelopmental Disorders, 9:26. Baseline: 18.9 0 10 20 30 40 50 60 ZYN002 0 10 20 30 40 50 ZYN002 0 10 20 30 40 50 60 ZYN002 0 10 20 30 40 50 ZYN002 0 10 20 30 40 50 60 ZYN002 0 10 20 30 40 ZYN002 0 10 20 30 40 50 60 Ganaxolone Placebo 0 10 20 30 40 50 60 Ganaxolone Placebo 0 10 20 30 40 50 Ganaxolone Placebo 0 10 20 30 40 50 60 Ganaxolone Placebo 0 10 20 30 40 Ganaxolone Placebo 0 10 20 30 40 50 Ganaxolone Placebo

FAB-C Open Label Phase 2 12 Month 12: ABC-CFXS Mean Score 57.9* 51.1* 65.7* 36.7* 60.8* 56.5* *P  0.05 Percent Improvement in Behavioral Symptoms of FXS Mean % Improvement from Baseline 77.2* 59.2* 72.2* 40.4* 64.9* 56.5* Data from American College of Neuropsychopharmacology (ACNP) meeting, December 2018 Patients Completing 12 Months

FAB-C Open Label Phase 2 13 Well tolerated, consistent with previously reported data; no SAEs No clinically meaningful trends in vital signs, ECG, or clinical safety labs including LFTs; no THC detected in plasma Discontinuations Two siblings discontinued in Period 1 One for worsening of pre-existing eczema (not considered Tx-related) One due to administrative reasons One patient discontinued in Period 2 for administrative reasons Little to no redness at application site One patient developed moderate application site rash (resolved, did not recur); remains in the study TEAEs mild or moderate Most common: Gastroenteritis (14%), URTI (12%) All resolved during study period Safety Summary Through 12 Months

CONNECT-FX: A Pivotal Trial In FXS 14 Clinical study Of CaNNabidiol (CBD) in ChildrEn and AdolesCenTs with Fragile X (CONNECT-FX) ZYN002 250 mg daily 500 mg daily (weight-based dose) Placebo Mirrors ZYN002 administration Patients randomized (1:1) to receive either ZYN002 or placebo Treatment Target: 204 patients Three through 17 years of age Screening Open label extension 14 weeks: ONGOING 12 months Currently enrolling patients

CONNECT-FX: A Pivotal Trial In FXS 15 Primary endpoint: Change from baseline to end of treatment in ABC-CFXS Social Avoidance subscale Key secondary endpoints: Change from baseline to end of the treatment in ABC-CFXS Irritability subscale score ABC-CFXS Socially Unresponsive/Lethargic subscale score Improvement in CGI-I (anchored to FXS behaviors) at end of treatment Aligned with FDA’s ‘Voice of the Patient’ Guidance Capturing qualitative data on clinical relevance of FXS behaviors

CONNECT-FX 16 With positive results, Zynerba intends to request a meeting with the FDA to: Determine acceptability of data as basis for NDA filing Seek advice on marketing authorization preparation Zynerba believes indication may include the treatment of behavioral symptoms associated with FXS Evaluating opportunities for FDA fast-track, breakthrough status, and/or priority review Top Line Results Expected in 2H2019

DEE Developmental and Epileptic Encephalopathies 17

DEE Overview 18 Doose Syndrome Dravet Syndrome Early Myoclonic Encephalopathy Juvenile Myoclonic Epilepsy (JME) Landau-Kleffner Syndrome Lennox-Gastaut Syndrome (LGS) Ohtahara Syndrome West Syndrome / Infantile Spasms Heterogeneous group of rare / ultra rare epilepsy syndromes Severe cognitive impairment and behavioral disturbances Affects ~45K U.S. children & adolescents Syndromes involve: Impaired development (developmental encephalopathies) Regression of developmental progress (epileptic encephalopathies) Often progressive; highly resistant to treatment Improved seizure control may positively impact development and quality of life DEE includes syndromes such as:

Developing ZYN002 in DEE 19 Enrollment Complete in BELIEVE 1 Trial Compelling rationale for utility of CBD in DEE Third party clinical data show impact of CBD on seizures and behavioral issues in children Patient enrollment in BELIEVE 1 Phase 2 study complete Six month multi-dose study in DEE patients (3 through 17 years) Being conducted in Australia and New Zealand Inclusion criteria require 5 generalized motor seizures during baseline Up to half may have Dravet or LGS Primary efficacy assessment: change in seizure frequency Results expected in 3Q2019

BELIEVE 1 Phase 2 Trial in DEE 20 Open LaBel Study to Assess the Safety and Efficacy of ZYN002 Administered as a TransdermaL Gel to ChIldren and AdolEscents with DeVelopmental and Epileptic Encephalopathy Target: 48 patients Three through 17 years of age Screening Maintenance 22 Weeks Titration 4 Weeks Open label extension Weight based dosing: Six months: ONGOING 12 months 25 kg: 250 mg daily >25 kg: 500 mg daily 250 mg to 1000 mg daily

21 Autism Spectrum Disorder (ASD) in pediatric patients

ASD in Pediatrics Overview 22 Near-rare disorder affecting <1MM pediatric and adolescent pts DSM-5 diagnosis including Autistic, Asperger’s, Rhett’s disorders Symptoms include Anxiety Restricted, repetitive patterns of behavior Impairments in social communication Deficits in verbal and non-verbal communication Deficits in developing, understanding and maintaining relationships Most diagnosed after age 4; can be diagnosed as early as age 2 Significant unmet medical need Accelerating rate of diagnosis but only two FDA approved products Both atypical antipsychotics have significant side effect profile Neither approved to address the key symptoms of social impairment and anxiety

Developing ZYN002 in ASD 23 Newer studies suggest ASD is linked to disruption in the endocannabinoid system Altered anandamide (an endocannabinoid) signaling may contribute to ASD-related social and communication impairments EC system modulates many cellular functions and molecular pathways altered in ASD: imbalanced GABAergic, glutamatergic transmission, oxidative stress, immune dysregulation and altered energy metabolism Clinical and anecdotal data show improvement in social avoidance and anxiety in children with CBD Exogenous CBD may modulate the endocannabinoid system and improve certain autism-related behaviors Expect to initiate Phase 2 study in pediatric ASD patients in 1H2019 Top line results expected in 1H2020

22q11.2 Deletion Syndrome (22q) 24

22q Overview 25 Most common contiguous gene deletion syndrome Rare disorder: ~81K patients in US Midline condition with abnormalities affecting palate, face, heart and other organs; surgically corrected in infancy Neuropsychiatric illnesses (anxiety disorders, ASD) and learning disabilities common and impactful 22q associated with increased anxiety, withdrawn behavior and social interaction problems Early onset of neuropsychiatric symptoms disrupts development and QOL, and heightens risk of later psychotic disorders 25-fold increased risk of developing schizophrenia vs. 1% lifetime risk in general population

22q Patient Management 26 Two primary stages of 22q patient management: During infancy, doctors address acute physical concerns, such as anomalies of heart and palate, with surgery Once the physical concerns are stabilized, focus shifts to managing neuropsychiatric symptoms, such as anxiety and autistic behaviors No approved drugs indicated for 22q

Developing ZYN002 in 22q 27 CBD may treat neuropsychiatric symptoms in 22q due to activity as: Agonist at serotonin 1A receptors Antagonist at GRP55 receptors Modulator of endocannabinoid system Anxiety may predict adaptive functioning, and is thought to heighten the risk of later development of psychotic disorders Early control of anxiety may delay the development of psychosis Expect to initiate Phase 2 study in 22q in 1H2019 Top line results expected in 1H2020

ZYN002 in Adult Refractory Focal Epilepsy 28 Delaying until after readout of four childhood neuropsych studies Provides additional time to better understand ZYN002 responders Data at 2018 American Epilepsy Society meeting demonstrated strong, sustained response in patients (n=63) in STAR 2 for 18 months or more Median seizure reductions of ~50% or greater Long-term data collection continues; will evaluate the substantial data set to better define ZYN002 responders and design an appropriate study to maximize the likelihood of success Should extend cash runway into 2H2020 Beyond FXS, DEE, ASD and 22q clinical readouts Delaying Initiation of Phase 2B

29 Cash and cash equivalent position of approximately $59.8 million Expected to be sufficient to fund operations and capital requirements into 2H2020 Financial Strength Unaudited Preliminary Results as of December 31, 2018* *Preliminary cash position has not been audited and may change. These estimates are preliminary and actual results may differ from these estimates due to completion of the Company’s closing procedures with respect to the year ended 12/31/2018, final adjustments and other developments that may arise between now and the time the financial results for the 2018 fiscal year are finalized. These estimates should not be viewed as a substitute for the full audited financial statements prepared in accordance with U.S. GAAP. Investors are cautioned not to place undue reliance on this preliminary financial information. The Company will update these number in its Form 10-K filing with the SEC for the year ended 12/31/2018, but does not otherwise undertake any requirement to update or revise these estimates.

Expected Milestones into 2020 30 1Q 2Q 3Q 4Q FXS FDA meeting DEE Initiate Phase 2 open label study Adult refractory focal epilepsy Present add’l STAR 2 extension data Other indications Initiate Pivotal trial Present add’l Phase 2 FAB-C data 1Q 2Q 3Q 4Q 2018 2019 Present/publish additional data from Phase 2 FAB-C study Topline pivotal CONNECT-FX data ASD (pediatric) Initiate Phase 2 open label study 22q Initiate Phase 2 open label study DEE Ph2 data FAB-C data FAB-C data FAB-C data STAR-2 data 1Q 2Q 2020 NDA submission Present Phase 2 topline results Present Phase 2 topline results Assessment of other rare and near-rare neuropsychiatric disorders ASD 22q ASD, 22q

JP Morgan January 2019